UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

THE CHEMOURS COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

THE CHEMOURS COMPANY

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held virtually on April 24, 2026 at 10:00 AM EST.

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at web.viewproxy.com/chemours/2026

If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before April 15, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice.

Mr AB Sample
Sample Street
Sample Town
Sampleshire, XXX XXX

You must use the 11-digit Virtual Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. →

CONTROL NUMBER

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

To the Shareholders of The Chemours Company:

The 2026 Annual Meeting of Shareholders of The Chemours Company will be held virtually on April 24, 2026 at 10:00 AM EST.

As a Registered Holder, you may attend and vote your shares at the virtual Annual Meeting by registering at **web.viewproxy.com/chemours/2026** and using the Virtual Control Number above. **Your registration must be received by 11:59 pm ET on April 23, 2026.** On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled "General Information About the Meeting."

The Board recommends you vote "FOR" each of the nominees named in Proposal 1, and "FOR" Proposals 2, 3 and 4.

1. ELECTION OF DIRECTORS TO SERVE ONE-YEAR TERMS EXPIRING AT THE ANNUAL MEETING OF SHAREHOLDERS IN 2027

(1) George R. Brokaw	(5) Pamela F. Fletcher	(9) Courtney R. Mather
(2) Alister Cowan	(6) Erin N. Kane	(10) Livingston L. Satterthwaite
(3) Mary B. Cranston	(7) Joseph D. Kava	(11) Leslie M. Turner
(4) Denise M. Dignam	(8) Sean D. Keohane	

2. Non-binding Advisory Vote to Approve Named Executive Officer Compensation.

3. Proposal to Approve The Chemours Company 2026 Equity and Incentive Plan.

4. Ratification of Selection of PricewaterhouseCoopers LLP for fiscal year 2026.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Internet: Go to web.viewproxy.com/chemours/2026 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. Telephone: Call 1-877-777-2857 Toll Free E-Mail: By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Via Internet prior to the Annual Meeting: Go to web.viewproxy.com/chemours/2026 Have your 11-digit Virtual Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to web.viewproxy.com/chemours/2026 Have your 11-digit Virtual Control Number available and follow the prompts. Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone. VOTING METHODS The Chemours Company CONTROL NUMBER